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                                                                     Exhibit 1


                                5,000,000 SHARES

                                VARIAGENICS, INC.

                                  COMMON STOCK


                             UNDERWRITING AGREEMENT




CREDIT SUISSE FIRST BOSTON CORPORATION
CHASE SECURITIES INC.
SG COWEN SECURITIES CORPORATION
  As Representatives of the Several Underwriters,
    c/o Credit Suisse First Boston Corporation,
         Eleven Madison Avenue,
         New York, N.Y. 10010-3629

Dear Sirs:

     1. INTRODUCTORY. Variagenics, Inc., a Delaware corporation ("COMPANY"), proposes to issue and sell 5,000,000 shares ("FIRM SECURITIES") of its common stock par value $0.01 per share ("SECURITIES") and also proposes to issue and sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 750,000 additional shares ("OPTIONAL SECURITIES") of its Securities as set forth below. The Firm Securities and the Optional Securities are herein collectively called the "OFFERED SECURITIES". As part of the offering contemplated by this Agreement, Credit Suisse First Boston Corporation (the "DESIGNATED UNDERWRITER") has agreed to reserve out of the Firm Securities purchased by it under this Agreement, up to 250,000 shares, for sale to the Company's directors, officers, employees and other parties associated with the Company (collectively, "PARTICIPANTS"), as set forth in the Prospectus (as defined herein) under the heading "Underwriting" (the "DIRECTED SHARE PROGRAM"). The Firm Securities to be sold by the Designated Underwriter pursuant to the Directed Share Program (the "DIRECTED SHARES") will be sold by the Designated Underwriter pursuant to this Agreement at the public offering price. Any Directed Shares not orally confirmed for purchase by a Participant by the end of the business day on which this Agreement is executed will be offered to the public by the Underwriters as set forth in the Prospectus. The Company hereby agrees with the several Underwriters named in Schedule A hereto ("UNDERWRITERS") as follows:

     2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, the several Underwriters that:

          (a) A registration statement (No. 333-33558) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission ("COMMISSION") and either (i) has been declared effective under the Securities Act of 1933 ("ACT") and is not proposed to be amended or (ii) is proposed to be amended by amendment or post-effective amendment. If such registration statement ("INITIAL REGISTRATION STATEMENT") has been declared effective, either (i) an additional registration statement ("ADDITIONAL REGISTRATION STATEMENT") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("RULE 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (ii) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon


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     such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("RULE 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "EFFECTIVE TIME" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (i) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (ii) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "EFFECTIVE TIME" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "EFFECTIVE DATE" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("RULE 430A(b)") under the Act, is hereinafter referred to as the "INITIAL REGISTRATION STATEMENT". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "ADDITIONAL REGISTRATION STATEMENT". The Initial Registration Statement and the Additional Registration Statement are herein referred to collectively as the "REGISTRATION STATEMENTS" and individually as a "REGISTRATION STATEMENT". The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("RULE 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, is hereinafter referred to as the "PROSPECTUS". No document has been or will be prepared or distributed in reliance on Rule
     434 under the Act.

          (b) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (i) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission ("RULES AND REGULATIONS") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) on the date of this Agreement, the Initial Registration


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     Statement and, if the Effective Time of the Additional Registration
     Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and (a) each Registration Statement does not include, or will not include, any untrue statement of a material fact or does not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (b) the Prospectus does not include, or will not include, any untrue statement of a material fact or does not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, (a) the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, (b) the Initial Registration Statement will not include any untrue statement of a material fact or will not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (c) the Prospectus will not include any untrue statement of a material fact or will not omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (d) no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof.

          (c) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing, individually or in the aggregate, would not have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company (a "Material Adverse Effect").

          (d) The information as set forth under the caption "Capitalization" in the Prospectus is true and correct in all material respects; the outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and, when the Offered Securities have been issued, delivered and paid for in accordance with this Agreement on each Closing Date (as defined below) such Offered Securities will have been, validly issued, fully paid and nonassessable and will conform to the description thereof contained under the caption "Description of Capital Stock" in the Prospectus; the shares of Common Stock of the Company to be issued upon conversion of the Preferred Stock upon the Closing of the offering have been duly authorized and when issued will be fully paid and nonassessable; and the stockholders of the Company have no preemptive rights with respect to the Offered Securities.

          (e) Except for compensation payable by the Company to CSFBC as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering of the Offered Securities.


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          (f) Except as described in the Prospectus, and except for rights with respect to this offering of the Offered Securities which have been validly waived, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the Securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

          (g) The Offered Securities have been approved for listing on The Nasdaq Stock Market's National Market subject to notice of issuance.

          (h) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Offered Securities by the Company, except (i) such as have been obtained and made under the Act, (ii) such consents, approvals or filings with the National Association of Securities Dealers, Inc. (the "NASD") and (iii) such as may be required under state or foreign securities laws.

          (i) The execution, delivery and performance of this Agreement, and the issuance and sale of the Offered Securities will not result in a breach or violation of (A) any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its properties, or any agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the properties of the Company is subject, or (B) the charter or by-laws of the Company, except in the case of (A) for such violations that would not have, individually or in the aggregate, a Material Adverse Effect; and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement.

          (j) This Agreement has been duly authorized, executed and delivered by the Company.

          (k) Except as disclosed in the Prospectus, the Company has good and marketable title to all real properties and all other properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by it; and except for liens in favor of Imperial Bank and its assignees, the Company holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by it.

          (l) The Company possesses adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it, as described in the Prospectus, and has not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company, would individually or in the aggregate have a Material Adverse Effect.

          (m) No labor dispute with the employees of the Company exists or, to the knowledge of the Company, is imminent which if adversely determined would, individually or in the aggregate, have a Material Adverse Effect.

          (n) The Company owns, or is licensed to use, all patents, patent applications, inventions, trademarks, service marks, trade names, applications for registration of trademarks and service marks, copyrights, know-how, manufacturing processes, formulae, trade secrets, licenses and rights in any thereof and any other intangible property and assets (collectively, "INTELLECTUAL


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     PROPERTY RIGHTS") necessary to conduct its business as described in the
     Prospectus. The description of the intellectual property rights in the Prospectus fairly summarizes and correctly describes the Company's rights with respect thereto in all material respects. The Company does not have any knowledge of, and the Company has not given or received any notice of, any conflicts with or infringement of the asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company, would individually or in the aggregate have a Material Adverse Effect. No action, suit, arbitration, or legal, administrative or other proceeding, or investigation is pending, or, to the best knowledge of the Company, threatened, which involves any intellectual property rights which if adversely determined would, individually or in the aggregate, have a Material Adverse Effect. The Company is not subject to any judgment, order, writ, injunction or decree of any court or any Federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, or any arbitrator, and has not entered into and is not a party to any agreement, which restricts or impairs the use of any intellectual property rights in a manner which would individually or in the aggregate have a Material Adverse Effect. No intellectual property rights and no services or products sold, licensed or performed by the Company conflict with or infringe upon any proprietary rights of any third party in a manner that would, individually or in the aggregate, have a Material Adverse Effect. No claims have been asserted by any person or entity with respect to the validity of the Company's ownership or right to use the intellectual property rights and, to the best knowledge of the Company, there is no reasonable basis for any such claim to be successful. The intellectual property rights are valid and enforceable, except as may be limited by applicable insolvency, reorganization, moratorium or similar rights relating to or affecting creditor's rights generally or by law, and except to the extent that any invalidity or unenforceability would not have a Material Adverse Effect and the expected expiration of any such intellectual property rights would not result in a Material Adverse Effect. The Company has complied, in all material respects, with its contractual obligations relating to the protection of the intellectual property rights used pursuant to licenses. To the knowledge of the Company, no person or entity is infringing on or violating the intellectual property rights in a manner that does or would have a Material Adverse Effect.

          (o) Except as disclosed in the Prospectus, the Company is not in violation of any applicable statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "ENVIRONMENTAL LAWS"), does not own or operate any real property contaminated with any substance that is subject to any environmental laws, or, to the knowledge of the Company, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

          (p) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company or any of its properties that, if determined adversely to the Company, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are, to the Company's knowledge, threatened or contemplated.

          (q) There are no contracts or documents to which the Company is a party which are of a character required to be filed as exhibits to the Registration Statement which are not filed as required.


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          (r) The financial statements included in each Registration Statement and the Prospectus (taken together with the related notes and schedules thereto) present fairly in all material respects the financial position of the Company as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States ("GAAP") applied on a consistent basis, except that the interim financial statements do not contain all of the notes that would be required by GAAP if such statements were audited and are subject to normal year-end adjustments, which are not expected to be material; and the assumptions used in preparing the pro forma financial statements included in each Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

          (s) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (t) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940.

          (u) The Company has not offered, or caused the Underwriters to offer any Offered Securities pursuant to the Directed Share Program to any person in any jurisdiction outside the United States.

          (v) The Company has not offered, or caused the Underwriters to offer, any Offered Securities to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer's or supplier's level or type of business with the Company or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.

          (w) The Company has delivered to the Underwriters a letter and schedule dated July [ ], 2000 which lists all of the patents, patent applications, registered trademarks and service marks and trademark and service mark applications owned or used by the Company in the conduct of the business now operated by them or presently employed by them. The letter and the schedule constitute a complete and accurate list, in all material respects, of all such patents, patent applications, registered trademarks and service marks and trademark and service mark applications, and the information set forth in the letter and the schedule is complete and accurate in all material respects as of the date hereof.

     3. PURCHASE, SALE AND DELIVERY OF OFFERED SECURITIES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase
from the Company, at a purchase price of $   per share, the respective numbers
of shares of Firm Securities set forth opposite the names of the Underwriters in Schedule A hereto.

     The Company will deliver the Firm Securities to the Representatives for the accounts of the Underwriters through the facilities of the Depository Trust Company, against payment of the purchase price in Federal (same day) funds by official bank check or checks drawn to the order of the Company or


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wire transfer to an account designated by the Company at a bank acceptable to
Credit Suisse First Boston Corporation ("CSFBC"). The Closing of the sale of the Firm Securities will take place at the offices of Piper Marbury Rudnick & Wolfe LLP, 6225 Smith Avenue, Baltimore, Maryland 21209, at 10:00 A.M., New York time, on _________, 2000, or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "FIRST CLOSING DATE". For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFBC requests and will be made available for inspection by the Representatives at least 24 hours prior to the First Closing Date.

     In addition, upon written notice from CSFBC given to the Company from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Company agrees to sell to the Underwriters the number of shares of Optional Securities specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased for the account of each Underwriter in the same proportion as the number of shares of Firm Securities set forth opposite such Underwriter's name bears to the total number of shares of Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC to the Company.

     Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "OPTIONAL CLOSING DATE", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "CLOSING DATE"), shall be determined by CSFBC but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters through the facilities of the Depository Trust Company, against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks drawn to the order of the Company or wire transfer to an account designated by the Company at a bank acceptable to CSFBC. Each closing for the sale of Optional Securities will take place at the offices of Piper Marbury Rudnick & Wolfe. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CSFBC requests upon reasonable notice prior to such Optional Closing Date and will be made available for inspection by the Representatives at a reasonable time in advance of such Optional Closing Date.

     4. OFFERING BY UNDERWRITERS. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

     5. CERTAIN AGREEMENTS OF THE COMPANY. The Company agrees with the several Underwriters that:

          (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with Subparagraph (1) (or, if applicable and if consented to by CSFBC, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement.


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          The Company will advise CSFBC promptly of any such filing pursuant to
     Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CSFBC.

          (b) The Company will advise CSFBC promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CSFBC's consent; and the Company will also advise CSFBC promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

          (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CSFBC of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement to the Prospectus which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBC's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

          (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "AVAILABILITY DATE" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "AVAILABILITY DATE" means the 90th day after the end of such fourth fiscal quarter.

          (e) The Company will furnish to the Representatives copies of each Registration Statement (four of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC may reasonably request. The Company will use its reasonable best efforts to cause the Prospectus to be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

          (f) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and will continue such qualifications in effect so long as required for the distribution.

          (g) During the period of three (3) years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Securities Exchange Act of 1934 or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as CSFBC may reasonably request.

          (h) The Company will pay all expenses incident to the performance of its obligations under this Agreement, for any filing fees and other expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and the printing of memoranda relating thereto for the filing fee incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the NASD of the Offered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters.

          (i) For a period of 180 days after the date of the initial public offering of the Offered Securities, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC, except
     (i) issuances of Securities pursuant to the conversion or exchange of convertible or exchangeable securities or the exercise of warrants or options, in each case outstanding on the date hereof, (ii) grants of stock options to the Company's employees, directors, consultants and advisors pursuant to the terms of a plan in effect on the date hereof, (iii) issuances of Securities pursuant to the exercise of such options; (iv) as disclosed in the Prospectus, the issuance of Securities, a warrant to purchase Securities, and issuance of Securities upon exercise of the warrant issued to Waters Investments Limited expected to close contemporaneously with the closing of the Offering on the First Closing Date or as soon as practicable thereafter following receipt of regulatory approvals under the Hart-Scott-Rodino Antitrust Improvements Act of 1976; and (v) the filing by the Company with the Commission of a registration statement or statements on Form S-8 with respect to options issued, and issuances of Securities pursuant to the exercise of such options, pursuant to the Company's 1997 Employee, Director and Consultant Stock Option Plan and 2000 Employee Stock Purchase Plan.

          (j) In connection with the Directed Share Program, the Company will ensure that the Directed Shares will be restricted to the extent required by the NASD from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of the effectiveness of the Registration Statement. The Designated Underwriter will notify the Company as to which Participants will need to be so restricted. The Company will direct the transfer agent to place stop transfer restrictions upon such securities for such period of time.

          (k) The Company will pay all reasonable fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Shares Program and stamp duties, similar taxes or duties or other taxes, if any, incurred by the underwriters in connection with the Directed Share Program.

          Furthermore, the Company covenants with the Underwriters that it will not offer or sell, or cause the Underwriters to offer or sell, any Securities pursuant to the Directed Share Program to any person in any jurisdiction outside of the United States.


     6. CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

          (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of PriceWaterhouseCoopers LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

               (i) in their opinion the financial statements and schedules examined by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

               (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Registration Statements;

               (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                    (A) the unaudited financial statements included in the
               Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                    (B) the unaudited consolidated net revenue, net loss from
               operations, net loss and net loss per share amounts for the three month periods ended March 31, 2000 included in the Prospectus do not agree with the amounts set forth in the unaudited consolidated financial statements for those same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited statements of income;

                    (C) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of such letter, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                    (D) for the period from the closing date of the latest
               income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Prospectus, in consolidated net sales in the total or per share amounts of consolidated net income, except in all cases set forth in clauses C and D above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

     For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "REGISTRATION STATEMENTS" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration is subsequent to such execution and delivery, "REGISTRATION STATEMENTS" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "PROSPECTUS" shall mean the prospectus included in the Registration Statements.

          (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CSFBC. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and
     Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission.

          (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities or preferred stock of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities or preferred stock of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

          (d) The Representatives shall have received an opinion, dated such Closing Date, of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel for the Company, to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in the Commonwealth of Massachusetts, which is the only jurisdiction in which the Company maintains an office or leases property;

               (ii) The Offered Securities delivered on such Closing Date have been duly authorized and will be validly issued, fully paid and nonassessable when issued and paid for as contemplated by this Agreement and all other outstanding shares of the capital stock of the Company outstanding prior to the issuance of the Offered Securities have been duly authorized and validly issued, and to such counsel's knowledge, are fully paid and nonassessable and the description thereof contained in the Prospectus under the caption "Description of Capital Stock" fairly summarizes the information called for with respect thereto and to the extent required under the Act and the Rules and Regulations thereunder; the shares of Common Stock of the Company to be issued upon conversion of the Preferred Stock upon the Closing of the offering have been duly authorized and, when issued, will be, to such counsel's knowledge, fully paid and nonassessable; and the stockholders of the Company have no preemptive rights with respect to the Offered Securities under Delaware General Corporation Law, the Company's Certificate of Incorporation or By-laws or, to the best of such counsel's knowledge, any other agreement or instrument to which the Company is a party or by which the Company is bound;

               (iii) And except for rights with respect to this offering which have been validly waived as described in the Prospectus, to the best of such counsel's knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or, except as described in the Prospectus, in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

               (iv) The Company is not and, after giving effect to the issuance and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940.

               (v) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Offered Securities by the Company, except (i) such as have been obtained and made under the Act,
          (ii) such consents, approvals or filings as may be required by or with the NASD and (iii) such as may be required under state or foreign securities laws (with respect to which such counsel expresses no opinion);

               (vi) The execution, delivery and performance of this Agreement by the Company and the issuance and sale of the Offered Securities by the Company will not result in a breach or violation of any of the terms and provisions of, or constitute a default under (a) the Certificate of Incorporation or By-laws of the Company, (b) any existing applicable statute, rule, or regulation (other than applicable state securities or blue sky laws governing the purchase and distribution of the Offered Securities, as to which such counsel expresses no opinion), (c) to such counsel's knowledge, any order of any governmental agency or body or any court having jurisdiction over the Company or any of its properties, resulting, individually or in the aggregate, in a Material Adverse Effect or (d) any agreement filed as an exhibit to the Registration Statement, and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement;

               (vii) The Initial Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened by the Commission;

               (viii) Each Registration Statement and the Prospectus (except as to the financial statements and schedules and other financial data and statistical data derived therefrom as to which such counsel need express no opinion), and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations;

               (ix) To the knowledge of such counsel, but without inquiring into the dockets of any court, commission, administrative agency or other governmental body, there are no legal or governmental proceedings pending or threatened against the Company which are required to be disclosed in the Registration Statement which are not disclosed as required, nor to such counsel's knowledge are there contracts or documents to which the Company is a party which are required to be filed as exhibits to the Registration Statement which are not filed as required;

               (x) The statements set forth under the captions "Business - Commercial Collaborations," "Business - Government Regulation," "Management - 1997 Employee, Director and Consultant Stock Option Plan," "Management - 2000 Employee Stock Purchase Plan," "Transactions with Executive Officers, Directors and Five Percent Stockholders," "Description of Capital Stock," and "Shares Eligible for Future Sale" in the Prospectus insofar as such statements purport to summarize legal matters, documents or proceedings referred to therein, fairly summarize in all material respects such legal matters, documents or proceedings to the extent required under the Act and the Rules and Regulations thereunder;

               (xi) This Agreement has been duly authorized, executed and delivered by the Company; and

               (xii) In addition to the matters set forth above, counsel rendering the foregoing opinion shall also include a statement to the effect that while such counsel have not independently examined and verified and accordingly are not passing upon and do not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statements (it being understood that while such counsel represents the Company with respect to the offering of the Offered Securities and other matters, including certain limited matters related to intellectual property, other counsel generally represents the Company with respect to patent matters), based upon its participation in conferences with officers and representatives of the Company, counsel for the underwriters and the independent accountants of the Company, nothing has come to such counsel's attention which has caused such counsel to believe that any part of the Registration Statement or any amendment thereto (except as to the financial statements and schedules and other financial data and statistical data derived therefrom as to which such counsel need express no opinion) on the date it became effective under the Act or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statement therein not misleading, or that the Prospectus or any amendment or supplement thereto (except as to the financial statements and schedules and other financial data and statistical data derived therefrom as to which such counsel need express no opinion), as of its issue date or as of such Closing Date contained any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (e) The Representatives shall have received an opinion, dated such Closing Date, of Brobeck, Phleger & Harrison LLP, intellectual property counsel for the Company, in a form and satisfactory to Piper Marbury Rudnick & Wolfe LLP, counsel for the Underwriters, to the effect that:

               (i) Based upon such counsel's interaction with scientists and management at the Company, as well as knowledge obtained preparing and prosecuting the noted domestic patent applications, and directing the prosecution of foreign patent applications for the Company, the statements set forth under the captions "Table of Contents," "Risk Factors," "Business-Intellectual Property," and "Business-Legal Proceedings" of the Registration Statement, to the extent that those sections concern patents and patent applications handled by such counsel on behalf of the Company, no facts which have come to such counsel's attention in the normal course of such counsel's representation indicate that language relating to such matters, including allele specific targeting of inhibitors and pharmacogenetic uses of gene variances, is inaccurate.

          (f) The Representatives shall have received an opinion, dated such Closing Date, of Clark & Elbing LLP, patent counsel for the Company, in a form and satisfactory to Piper Marbury Rudnick & Wolfe LLP, counsel for the Underwriters, to the effect that:

               (i) With respect to patent matters handled by such counsel on behalf of the Company and except as described in the Prospectus under the captions "Table of Contents," "Risk Factors," "Business-Intellectual Property," and "Business-Legal Proceedings," to the best of such counsel's knowledge, there is no pending or threatened action, suit, proceeding, or claim by others that the Company is infringing any patent which could result in any material adverse effect on the Company;

               (ii) With respect to patent matters handled by such counsel on behalf of the Company and except as described in the Prospectus relating to patent matters under the captions "Table of Contents," "Risk Factors," "Business-Intellectual Property," and "Business-Legal Proceedings," such counsel is not aware of any facts that would form a basis for the belief that the Company lacks any rights or licenses to use all patents necessary to conduct the business by the Company as described in the Prospectus;

               (iii) With respect to patent matters handled by such counsel on behalf of the Company, no facts have come to such counsel's attention which cause such counsel to believe that the statements in the Prospectus relating to patent matters under the captions "Table of Contents," "Risk Factors," Business-Intellectual Property," and "Business-Legal Proceedings," contain an untrue or misleading statement of material fact, or omit a material fact necessary to make the statements therein not misleading; and

               (iv) With respect to patent matters handled by such counsel on behalf of the Company and based upon counsel's (a) inquiry of the Company's representatives responsible for patent matters, (b) counsel's review of the chain of title records obtained from the United States Patent and Trademark Office for the Company's United States Patents, and (c) instructions to foreign associates to file any Notice of Entitlement or any assignment to the Company in a foreign jurisdiction as required by that jurisdiction, with regard to the Company's foreign Patents:

                    (A) the Patents have been validly assigned or exclusively
               licensed to the Company; and

                    (B) other than as previously disclosed to the
               Representatives in writing, such counsel knows of no claim of a third party to any ownership interest in, or to any lien with respect to, any of the Patents, and knows of no nonjoined inventorship interest in any of the Patents. Other than obligations to the parties previously disclosed to the Representatives in writing, such counsel has no knowledge of any facts that would preclude the Company from having clear title and unencumbered right to the Patents; and

                    (C) none of the Patents has been abandoned.

          (g) The Representatives shall have received an opinion, dated such Closing Date, of Fish & Richardson P.C., patent counsel for the Company, in a form and satisfactory to Piper Marbury Rudnick & Wolfe LLP, counsel for the Underwriters, to the effect that:

               (i) To the best of such counsel's knowledge, the statements in the Prospectus relating to the patent matters handled by such counsel on behalf of the Company under the captions "Table of Contents," "Risk Factors," "Business-Intellectual Property," and "Business-Legal Proceedings," insofar as such statements constitute a summary of legal matters, documents, or proceedings, are accurate in all material respects and present fairly the matters set forth therein;

               (ii) With respect to the patent matters handled by such counsel on behalf of the Company and except as described in the Prospectus under the captions "Table of Contents," "Risk Factors," "Business-Intellectual Property," and "Business-Legal Proceedings," to the best of such counsel's knowledge, there is no pending or threatened action, suit, proceeding or claim by others that the Company is infringing any patent which could result in any material adverse effect on the Company;

               (iii) With respect to the patent matters handled by such counsel on behalf of the Company and except as described in the Prospectus relating to patent and trademark matters under the captions "Table of Contents," "Risk Factors," "Business-Intellectual Property," and "Business-Legal Proceedings," such counsel is not aware of any facts that would form a basis for the belief that the Company lacks any rights or licenses to use all patents, trademarks, copyrights, know-how and other intellectual property necessary to conduct the business now conducted or proposed to be conducted by the Company as described in the Prospectus;

               (iv) With respect to the patent matters handled by such counsel on behalf of the Company and based upon such counsel's inquiry of the Company's representative responsible for patent matters, such counsel knows of no claim of a third party to any ownership interest in, or to any lien with respect to the patent. Such counsel does not know of any facts that would preclude the Company from having clear title and unencumbered right the patent application. The patent application handled by such counsel on behalf of the Company is pending and has been validly assigned; and

               (v) In addition, based solely upon such counsel's activity with respect to the patent matters handled by such counsel on behalf of the Company, no facts have come to such counsel's attention which cause such counsel to believe that the statements in the Prospectus relating to patent and trademark matters under the captions "Table of Contents," "Risk Factors," and "Business," contain an untrue or misleading statement of material fact, or omit a material fact necessary to make the statements therein not misleading.

          (h) The Representatives shall have received an opinion, dated such Closing Date, of Hale and Dorr LLP, trademark counsel for the Company, in a form and satisfactory to Piper Marbury Rudnick & Wolfe LLP, counsel for the Underwriters to the effect that:

               (i) To the best of such counsel's knowledge, the statements in the Prospectus relating to the Trademarks under the captions "Trademarks," "Risk Factors," and "Business," insofar as such statements constitute a summary of legal matters, documents, or proceedings, are accurate in all material respects and present fairly the matters set forth therein;

               (ii) Except as described in the Prospectus relating to the Trademarks under the captions "Trademarks," "Risk Factors," and "Business," to the best of such counsel's knowledge, there is no pending or threatened action, suit, proceeding or claim by others that the Company is infringing any Trademarks which could result in any material adverse effect on the Company;

               (iii) Except as described in the Prospectus relating to the Trademarks under the captions "Trademarks," "Risk Factors," and "Business," such counsel is not aware of any facts that would form a basis for the belief that the Company lacks any rights or licenses to use the Trademarks necessary to conduct the business now conducted by the Company as described in the Prospectus. No facts have come to such counsel's attention which cause such counsel to believe that the statements in the Prospectus relating to the Trademarks under the captions "Trademarks," "Risk Factors," and "Business," contain an untrue or misleading statement of material fact, or omit a material fact necessary to make the statements therein not misleading; and

               (iv) Based upon such counsel's (a) inquiry of the Company's representatives responsible for trademark matters, (b) such counsel's review of the applications for Trademarks as filed with the United States Patent and Trademark Office, and (c) instructions to foreign associates to file applications for Trademarks on behalf of the
          Company:

                    (A) the Company is listed as the sole holder of record of
               each of the Trademarks. Such counsel knows of no claim of a third party to any ownership interest in, or to any lien with respect to any of the Trademarks. Such counsel has no knowledge of any facts that would preclude the Company from having clear title and unencumbered right to the Trademarks; and

                    (B) None of the Trademarks has been abandoned.

          (i) The Representatives shall have received an opinion, dated such Closing Date, of Lyon & Lyon LLP, intellectual property counsel for the Company, in a form and satisfactory to Piper Marbury Rudnick & Wolfe LLP, counsel for the Underwriters, to the effect that:

               (i) To such counsel's knowledge, the Company is listed in the records of the United States Patent and Trademark Office (the USPTO) under the name "Variagenics, Inc." as the holder of record of the above-identified U.S. Applications. Such counsel is not presently aware of any claims, which are not disclosed in the Prospectus, of third parties to any ownership interest or lien with respect to any of the U.S. Applications. Such counsel is presently unaware of any non-joined inventorship interest. Such counsel is not presently aware of any material defect in form in the preparation or filing of the U.S. Applications on behalf of the Company. In particular, to the best of such counsel's knowledge, all prior art references pertinent to the applications identified herein have been disclosed to the USPTO and, likewise to the best of such counsel's knowledge, neither such counsel nor the Company have made any misrepresentations to or concealed any material fact from the USPTO. To such counsel's knowledge, the Company owns, as its sole property, the U.S. Applications. Such counsel is not aware of any facts that would preclude the Company from having clear title and unencumbered right to the U.S. Applications. To such counsel's knowledge, the U.S. Applications are pending and in prosecution before the USPTO; and

               (ii) With respect to the PCT Patent Application Serial No. PCT/US99/22988, filed September 30, 1999, and entitled "A Method for Analyzing Polynucleotides," Lyon & Lyon Docket No. 245/287WO (the "Application"):

                    (A) The Company is identified as the sole owner and
               applicant of the Application. Such counsel is not presently aware of any claims, not disclosed in the Prospectus, of third parties to any ownership interest or lien with respect to the Application. Such counsel is unaware of any non-joined inventorship interest in the Application. Such counsel is not presently aware of any material defect in form in the preparation or filing of the Application on behalf of the Company. To such counsel's knowledge, the Application is presently pending and in prosecution. To such counsel's knowledge, the Company owns as its sole property the pending Application. Such counsel is not aware of any facts that would preclude the Company from having clear title and unencumbered right to the Application. The election to Proceed Under Chapter 11 of the PCT has been timely filed with respect to the Application;

                    (B) Statements in the Prospectus under the captions "Risk
               Factors" and "Business," as such statements relate to the Application and insofar as such statements constitute a summary of legal matters, documents or proceedings, are, to the best of such counsel's knowledge, accurate in all material respects and present fairly the matters set forth therein;

                    (C) Except as described in the Prospectus under the captions
               "Risk Factors" and "Business," to the best of such counsel's knowledge, there is no pending or threatened action, suit, proceeding or claim by others that the Company is infringing any patent which could result in any material adverse effect on the Company with regard to the subject matter of any of the above-identified patent applications;

                    (D) Except as described in the Prospectus under the captions
               "Risk Factors" and "Business," to the best of such counsel's knowledge there are no facts of which such counsel is aware that would form the basis for any belief that the Company lacks any rights or licenses to the above-identified patent applications or the subject matter thereof necessary to conduct the business now being conducted by the Company or business which the Company proposes to conduct as described in the Prospectus; and

                    (E) No facts have come to such counsel's attention which
               cause such counsel to believe, in the Prospectus under the captions "Risk Factors" and "Business," that, with respect to the Application, there are any untrue or misleading statements of material fact or omissions of material fact necessary to make the statements therein not misleading.

          (j) The Representatives shall have received an opinion, dated such Closing Date, of Swabey Ogilvy Renault, intellectual property counsel for the Company, in a form and satisfactory to Piper Marbury Rudnick & Wolfe LLP, counsel for the Underwriters, to the effect that:

               (i) To such counsel's knowledge, all actions necessary to be taken to pursue patent protection in Europe and Canada, which country or region was designated in the patent application handled by such counsel on behalf of the Company, have been taken, and neither the European nor the Canadian pending application has been allowed to lapse or otherwise been abandoned, such that applicant's right for protection in Europe and Canada have either been perfected or remain pending; and

               (ii) To such counsel's knowledge, there are no claims to any ownership interests or lien on any of the applications handled by such counsel on behalf of the Company, by any party other than the Assignee, whenever recorded. To such counsel's knowledge, each of the applications handled by such counsel on behalf of the Company was properly filed in conformance with the National Rules applicable.

          (k) The Representatives shall have received from Piper Marbury Rudnick & Wolfe LLP, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Piper Marbury Rudnick & Wolfe LLP may rely as to the incorporation of the Company and all other matters governed by Delaware law upon the opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. referred to above.

          (l) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or, to their knowledge, are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company except as set forth in or contemplated by the Prospectus or as described in such certificate.

          (m) The Representatives shall have received a letter, dated such Closing Date, of PricewaterhouseCoopers LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

          (n) On or prior to the date of this Agreement, the Representatives shall have received lockup letters from each of the executive officers and directors of the Company and substantially all stockholders of the Company's outstanding Common Stock, on an as-converted or as-exercised basis in the case of holders of securities convertible into, or exercisable for, Common Stock.

The Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. CSFBC may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

     7. INDEMNIFICATION AND CONTRIBUTION. (a) The Company will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below; and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus the indemnity agreement contained in this subsection
(a) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities concerned, to the extent that a prospectus relating to such Offered Securities was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus if the Company had previously furnished copies thereof to such Underwriter.

     The Company agrees to indemnify and hold harmless the Designated Underwriter and each person, if any, who controls the Designated Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (the "DESIGNATED ENTITIES"), from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) caused by any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) caused by the failure of any Participant to pay for and accept delivery of Directed Shares that the Participant agreed to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program, other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of the Designated Entities.

          (b) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any who controls the Company within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of (i) the following information in the Prospectus furnished on behalf of each
     Underwriter: (i) the concession and reallowance figures appearing in the fourth paragraph under the caption "Underwriting"; (ii) the information concerning discretionary sales contained in the sixth paragraph under the caption "Underwriting"; and (iii) the information concerning Regulation M contained in the fifteenth paragraph under the caption "Underwriting".

          (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to the last paragraph in Section 7 (a) hereof in respect of such action or proceeding, then in addition to such separate firm for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate firm (in addition to any local counsel) for the Designated Underwriter for the defense of any losses, claims, damages and liabilities arising out of the Directed Share Program, and all persons, if any, who control the Designated Underwriter within the meaning of either
     Section 15 of the Act of Section 20 of the Exchange Act. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

          (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above
     (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (e) The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

     8. DEFAULT OF UNDERWRITERS. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

     9. SURVIVAL OF CERTAIN REPRESENTATIONS AND OBLIGATIONS. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company and the Underwriters pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in
Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii),
(iv) or (v) of Section 6(c), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

     10. NOTICES. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Investment Banking Department--Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 60 Hampshire Street, Cambridge, MA 02139, Attention: Taylor J. Crouch; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

     11. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

     12. REPRESENTATION OF UNDERWRITERS. The Representatives will act for the several Underwriters in connection with this financing, and any action under this Agreement taken by the Representatives jointly or by CSFBC will be binding upon all the Underwriters.

     13. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

     If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

                               Very truly yours,

                                        VARIAGENICS, INC.

                                        By.....................................
                                          Taylor J. Crouch
                                          President and Chief Executive Officer

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

     CREDIT SUISSE FIRST BOSTON CORPORATION
     CHASE SECURITIES INC.
     SG COWEN SECURITIES CORPORATION

     Acting on behalf of themselves and as the Representatives of the several Underwriters

     By  CREDIT SUISSE FIRST BOSTON CORPORATION



     By.......................................................
         Name:
         Title:

                                   SCHEDULE A



     UNDERWRITER                                                   NUMBER OF
                                                                FIRM SECURITIES
Credit Suisse First Boston Corporation........................
Chase Securities Inc..........................................
SG Cowen Securities Corporation...............................






                                                                   ---------
Total.........................................................     5,000,000
                                                                   =========